Exhibit 99.1

Parks! America, Inc.

Reports Fourth Quarter and Full Year Fiscal Year 2025 Financial Results

Management to host conference call on Monday, December 15, 2025, at 4:30 PM ET

PINE MOUNTAIN, Georgia, December 12, 2025 — Parks! America, Inc. (OTCQX: PRKA), today announced its financial results for the fourth fiscal quarter and fiscal year ended September 28, 2025. The summary information in this press release should not be used as the sole basis for making investment decisions. We encourage shareholders to read our complete Form 10-K, which has been posted on the Investor Info section of the Company’s website, www.parksamerica.com, for a complete view of the Company and its results.

Segment Financial Results for the 13 and 52 weeks ended September 28, 2025

The Company manages its operations on an individual park location basis. Financial information regarding each of the Company’s reportable segments is summarized in the tables below.

	For the 13 weeks ended September 28, 2025
	Georgia Park	Missouri Park	Texas Park	Consolidated
Total revenue	$1,760,856	$869,376	$592,944	$3,223,176
Less significant expense categories (1):
Cost of animal food, merchandise and food	241,265	78,260	37,829	357,354
Other revenue driven costs (2)	32,004	17,322	12,617	61,943
Personnel costs (3)	377,013	201,584	159,476	738,073
Advertising and marketing	84,168	85,491	94,958	264,617
Other segment expenses (4)	241,901	85,453	98,973	426,327
Segment income	$784,505	$401,266	$189,091	$1,374,862

	For the 13 weeks ended September 29, 2024
	Georgia Park	Missouri Park	Texas Park	Consolidated
Total revenue	$1,471,131	$718,543	$418,017	$2,607,691
Less significant expense categories (1):
Cost of animal food, merchandise and food	199,411	77,717	88,283	365,411
Other revenue driven costs (2)	32,695	13,209	7,756	53,660
Personnel costs (3)	354,334	203,611	164,119	722,064
Advertising and marketing	42,564	32,527	63,014	138,105
Other segment expenses (4)	271,265	101,146	124,061	496,472
Segment income (loss)	$570,862	$290,333	$(29,216)	$831,979

	For the 52 weeks ended September 28, 2025
	Georgia Park	Missouri Park	Texas Park	Consolidated
Total revenue	$5,917,423	$2,189,656	$2,364,496	$10,471,575
Less significant expense categories (1):
Cost of animal food, merchandise and food	789,293	232,363	304,204	1,325,860
Other revenue driven costs (2)	115,195	43,081	47,492	205,768
Personnel costs (3)	1,377,831	726,050	688,096	2,791,977
Advertising and marketing	301,687	240,204	333,429	875,320
Other segment expenses (4)	1,077,753	372,367	453,578	1,903,698
Segment income	$2,255,664	$575,591	$537,697	$3,368,952

	For the 52 weeks ended September 29, 2024
	Georgia Park	Missouri Park	Texas Park	Consolidated
Total revenue	$5,960,259	$2,036,280	$1,915,721	$9,912,260
Less significant expense categories (1):
Cost of animal food, merchandise and food	747,473	276,729	388,476	1,412,678
Other revenue driven costs (2)	158,815	46,632	46,729	252,176
Personnel costs (3)	1,328,979	659,088	653,428	2,641,495
Advertising and marketing	340,586	225,087	310,304	875,977
Other segment expenses (4)	1,089,527	371,525	443,863	1,904,915
Segment income	$2,294,879	$457,219	$72,921	$2,825,019

(1)	The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM.
(2)	Other revenue driven costs include credit card fees and other revenue processing costs driven by sales volume.
(3)	Personnel costs include fixed and variable wages, benefits and employer taxes.
(4)	Other segment expenses include all other operating expenses, including animal expenses, park and vehicle maintenance costs, insurance, utilities, outside services, operating supplies and other miscellaneous expenses.

The table below presents a reconciliation of reportable consolidated segment income to Income (loss) before income taxes

	For the 13 weeks ended		For the 52 weeks ended
	September 28, 2025	September 29, 2024	September 28, 2025	September 29, 2024
Consolidated segment income	$1,374,862	$831,979	$3,368,952	$2,825,019
Less:
Unallocated corporate expenses (1)	213,686	300,274	1,063,397	1,211,764
Depreciation and amortization	226,377	199,319	885,996	871,967
Contested proxy and related matters, net	—	2,988	(670,814)	2,040,810
Tornado expenses and write-offs, net	—	—	—	(53,755)
Legal settlement	—	—	—	75,000
Other operating expenses, net	15,598	26,980	29,296	62,734
Other (income), net	(21,523)	(31,623)	(78,573)	(132,948)
Interest expense	53,193	81,729	219,341	229,244
Income (loss) before income taxes	$887,531	$252,312	$1,920,309	$(1,479,797)

(1)	Unallocated corporate expenses include corporate personnel costs, directors fees and compensation, directors and officers insurance, computer software and services, professional fees and public company related expenses.

Additional Segment Data

	For the 52 weeks ended
	September 28, 2025	September 29, 2024
Depreciation and amortization:
Georgia Park	$396,987	$357,522
Missouri Park	218,429	231,734
Texas Park	268,923	281,055
Corporate	1,657	1,656
Total depreciation and amortization	$885,996	$871,967

	For the 52 weeks ended
	September 28, 2025	September 29, 2024
Capital expenditures:
Georgia Park	$1,038,800	$593,515
Missouri Park	116,538	100,428
Texas Park	121,484	213,012
Total capital expenditures	$1,276,822	$906,955

	As of
	September 28, 2025	September 29, 2024
Total assets:
Georgia Park	$8,043,972	$7,520,918
Missouri Park	3,299,882	3,399,324
Texas Park	8,135,982	7,812,661
Corporate	19,606	461,168
Total assets	$19,499,442	$19,194,071

Total cash & short-term investments:
Georgia Park	$1,920,827	$1,800,623
Missouri Park	888,745	870,918
Texas Park	1,053,298	570,122
Corporate	14,524	82,705
Total cash & short-term investments	$3,877,394	$3,324,368

Total assets less cash & short-term investments:
Georgia Park	$6,123,145	$5,720,295
Missouri Park	2,411,137	2,528,406
Texas Park	7,082,684	7,242,539
Corporate	5,082	378,463
Total assets less cash & short-term investments	$15,622,048	$15,869,703

Conference Call and Webcast Details

The Company will host a conference call to review its financial results of the fourth fiscal quarter and fiscal year ended September 28, 2025 on December 15, 2025, at 4:30 pm ET. The conference call will be webcast and can be accessed through the Investor Info section of the Company’s website, www.parksamerica.com.

Investors should email their questions to: invest@parksamerica.com. Please send your email questions in as early as possible, and no later than 1 p.m. Eastern Time on Monday, December 15th. We will take these email questions first and then live participants will be able to ask follow-up questions in the remaining time. A transcript of the call will be available on the Company’s website.

About Parks! America, Inc.

Parks! America, Inc. (OTCQX: PRKA), through its wholly owned subsidiaries, owns and operates three regional safari parks and is in the business of acquiring, developing and operating local and regional entertainment assets in the United States.

Additional information, including our Annual Report on Form 10-K for the fiscal year ended September 28, 2025, is available in the Investor Info section of the Company’s website, www.parksamerica.com.

Cautionary Note Regarding Forward Looking Statements

This news release may contain “forward-looking statements” within the meaning of U.S. securities laws. Forward-looking statements include statements concerning the Company’s future plans, business strategy, liquidity, capital expenditures, sources of revenue and other similar statements that are not historical in nature. You are cautioned not to place undue reliance on these forward-looking statements, which are based on the Company’s expectations as of the date of this news release and speak only as of the date hereof. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to differ significantly from those expressed or implied by such forward-looking statements. Readers are advised to consider the factors listed under the heading “Risk Factors” and the other information contained in the Company’s Annual Report on Form 10-K and other reports filed from time to time with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

Contact:

John Grau

InvestorCom

(203) 972-9300

info@investor-com.com